As filed with the Securities and Exchange Commission on June 15, 1995.
   ----------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


             Current Report Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934



              Date of Report (Date of earliest event reported)
                                June 14, 1995



                            PROMUS HOTEL CORPORATION
           (Exact name of registrant as specified in its charter)



         Delaware              1-11463             62-1596939
     (State or other         (Commission        (I.R.S. Employer
       jurisdiction          File Number)       Identification No.)
    of incorporation)


     6800 Poplar Avenue, Suite 200
           Memphis, Tennessee                         38138
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (901) 758-3100




                               Not Applicable
- ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)

ITEM 5.   Other Events.

          Promus Hotel Corporation ("PHC") is an indirect wholly-owned subsidiary of The Promus Companies Incorporated ("Promus"). Promus intends to distribute (the "Distribution") in the form of a special dividend to all holders of Promus's outstanding shares of common stock, on a one-for-two basis, all outstanding shares of common stock, and the associated stockholders' rights, of PHC. The Distribution will separate Promus's hotel business (the "Hotel Business") from its casino entertainment business (the "Casino Business").
Prior to the Distribution, Promus will transfer to PHC the stock of certain subsidiaries principally engaged in the Hotel Business, and consummate certain other transfers intended to allocate assets and liabilities relating to the Hotel Business to PHC and assets and liabilities relating to the Casino Business to Promus. After the Distribution, PHC will operate and develop the Hotel Business and Promus will operate and develop the Casino Business. In addition, upon consummation of the Distribution, Promus will change its name to "Harrah's Entertainment, Inc.".

          On May 26, 1995, stockholders of Promus approved the Distribution and Promus's Board of Directors declared a dividend of shares of common stock of PHC conditioned upon occurrence of four events prior to June 19, 1995. On June 14, 1995, Promus announced that the four events had occurred and that the conditions to the dividend had been satisfied.

          The Distribution will occur on June 30, 1995. On that date, Embassy Suites, Inc., a wholly-owned subsidiary of Promus and the sole stockholder of PHC, will distribute to Promus all of the outstanding shares of common stock of PHC and the associated stockholders' rights. Substantially concurrently therewith, Promus will make the Distribution to stockholders of record of Promus as of June 21, 1995. Each stockholder will receive one share of common stock of PHC for every two shares of common stock of Promus held by such stockholder. Fractional shares will be aggregated and, after the Distribution, sold in the public market and the aggregate net cash proceeds will be distributed ratably to those stockholders of record otherwise entitled to fractional interests.

ITEM 7.  Financial Statements and Exhibits

          (c)  Exhibits.

          No.
          ---

          10(1) Form of Plan of Reorganization and Distribution Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(2) Tranche A Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as Guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent.

          10(3) Tranche B Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as Guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent.

          10(4) Form of Employee Benefits and Other Employment Matters Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(5) Form of Risk Management Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(6) Form of Tax Sharing Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(7)     Promus Hotel Corporation Executive Deferred Compensation
                    Plan.

          10(8)     Promus Hotel Corporation Deferred Compensation Plan.

          10(9) Escrow Agreement, dated as of June 30, 1995, among Promus Hotel Corporation, Promus Hotels, Inc. and NationsBank.

          10(10) Promus Hotel Corporation Savings and Retirement Plan Trust Agreement, dated as of May 26, 1995, among Promus Hotel Corporation, and Robert S. Davis, Donald H. Dempsey, Patricia R. Ferguson, Jeffery M. Jarvis, Kelly R. Jenkins, Frederick G. Schultz and Mark C. Wells, as trustees.

          10(11) Form of Severance Agreement, dated as of June 30, 1995, to be entered into with Michael D. Rose and Raymond E. Schultz.

          10(12) Form of Severance Agreement, dated as of June 30, 1995, to be entered into with David C. Sullivan, Donald H. Dempsey, Ralph B. Lake, Thomas L. Keltner and Marc C. Wells.

          99(1) Press Release, dated June 14, 1995, announcing the satisfaction of the final conditions to the Distribution.
FOOTNOTES

(1) Incorporated by reference from the Current Report on Form 8-K of The Promus Companies Incorporated, filed June 15, 1995, File No. 1-10410.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PROMUS HOTEL CORPORATION


                         JEFFERY M. JARVIS
                         ---------------------------------------
                         Jeffery M. Jarvis
                         Vice-President and Controller


Dated:    June 15, 1995

                                  EXHIBIT INDEX

        EXHIBIT
          NO.          Description
        -------        -----------

          10(1) Form of Plan of Reorganization and Distribution Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(2) Tranche A Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as Guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent.

          10(3) Tranche B Credit Agreement, dated as of June 7, 1995, among Embassy Suites, Inc., as Initial Borrower, Promus Hotels, Inc., as the Subsequent Borrower, certain subsidiaries and related parties from time to time party thereto, as Guarantors, the several lenders from time to time party thereto, and NationsBank, N.A. (Carolinas), as Agent.

          10(4) Form of Employee Benefits and Other Employment Matters Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(5) Form of Risk Management Allocation Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(6) Form of Tax Sharing Agreement, dated June __, 1995, between The Promus Companies Incorporated and Promus Hotel Corporation. (1)

          10(7)     Promus Hotel Corporation Executive Deferred Compensation
                    Plan.

          10(8)     Promus Hotel Corporation Deferred Compensation Plan.

          10(9) Escrow Agreement, dated as of June 30, 1995, among Promus Hotel Corporation, Promus Hotels, Inc. and NationsBank.

          10(10) Promus Hotel Corporation Savings and Retirement Plan Trust Agreement, dated as of May 26, 1995, among Promus Hotel Corporation, and Robert S. Davis, Donald H. Dempsey, Patricia R. Ferguson, Jeffery M. Jarvis, Kelly R. Jenkins, Frederick G. Schultz and Mark C. Wells, as trustees.

          10(11) Form of Severance Agreement, dated as of June 30, 1995, to be entered into with Michael D. Rose and Raymond E. Schultz.

          10(12) Form of Severance Agreement, dated as of June 30, 1995, to be entered into with certain David C. Sullivan, Donald H. Dempsey, Ralph B. Lake, Thomas L. Keltner and Marc C. Wells.

          99(1) Press Release, dated June 14, 1995, announcing the satisfaction of the final conditions to the Distribution.
FOOTNOTES

(1) Incorporated by reference from the Current Report on Form 8-K of The Promus Companies Incorporated, filed June 15, 1995, File No. 1-10410.